UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Arconic Inc. posted the following information on its web site at www.arconic.com/global/en/investors/annual-meeting.asp:

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Keep Arconic Strong.
Protect Your Investment.
Keep Arconic Strong. Protect Your Investment.
VOTE TODAY!
Even if you’ve already voted, VOTE AGAIN on the new WHITE proxy card which includes our two new nominees.
Click here for more info.
At Arconic’s Annual Meeting, you will have the opportunity to make an important decision to protect the future value of your investment. You will be asked to elect the directors you believe are most qualified to oversee Arconic. Your Board—which serves the interests of all shareholders—believes that Arconic has the right strategy and the right team to drive future value. Vote for Arconic’s director nominees and governance proposals on the WHITE proxy card.
Annual Meeting: Thursday, May 25, 2017 at 9:00AM EDT
The Performing Arts Center–Purchase College, SUNY-Purchase, NY

Vote the White Card
Proxy Statement
Arconic Nominees
Get The Facts
Hear From Others
Latest Update:
Arconic’s Board Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics
May 4, 2017
View Update
New Presentation for Arconic Investors
New Presentation for Arconic Investors
May 4, 2017
View Presentation

8 Things You Should Know About Arconic
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To Our Customers, We are Mission Critical
Tom Enders, CEO, Airbus Group
Dennis Muilenburg, Chairman, President & CEO, The Boeing Company
Greg J. Hayes, Chairman, President & CEO of United Technologies Corp.
David Joyce, GE Vice Chair and GE Aviation President & CEO
“Elliott has shown no long-term commitment to ownership in Arconic. It is simply seeking to engineer a short-term price increase at the long-term expense of the company, its other shareholders and its employees.”
The United Steelworkers (USW), May 3, 2017
Arconic Partner Airbus Arconic Partner Airbus
@Arconic
Contact Information

Permission to use some quotations neither sought nor obtained.
Forward–Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial Measures
Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional Information
Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
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Engineered Products and Solutions
Global Rolled Products
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Copyright © 2017 Arconic|

Who We Are
What We Do
Join Us
Investors
News
Contact
|
Message to Shareholders
Proxy
Nominees
Vote
Get the Facts
Hear from Others
Contact
Get the Facts
Get the Facts 2017 Annual Meeting
/ Get the Facts
Letters and Press Releases
Presentations and Fact Sheets
News
8 Things You Should Know About Arconic
1
2
3
4
5
6
7
8

Strong First Full Quarter As New Independent Company
Arconic Is On The Right Track
4.5% Revenue Increase
$61 Million Net Cost Savings
1Q 2017
Elliott is Seeking Extraordinary Influence Through Questionable Tactics
Attempting to hand-pick Arconic
Rejected settlement after previously agreeing on terms—twice
Seeking to designate a new Operations Committee
Rejected offer for two of its nominees to join the Board

To Our Customers, We are Mission Critical
Airbus
Boeing
UTC
GE
The Facts are Clear: Arconic’s Track Record is Strong
Margins More than Doubled 2008-2016
$13 Billion in New Aerospace Contracts since 2015
Industry Leadership ~80% of 2016 revenue from #1 or #2 market positions
Fortune Most Admired Metals Company since 2012
Shareholder Value
New & Independent Board
1Based on combined segment adjusted EBITDA margin. Reconciliations of non-GAAP financial measures are included in an attachment to this communication

Defined Plan for Value Creation
Over the Next Three Years Arconic Plans to:
Grow Revenue
Increase Profitability
Reduce Debt
Double Free Cash Flow
Arconic has already created $8 Billion of Shareholder Value in 8 Years3
1Compounded annual growth rate from year end 2017 to year end 2019
2Adjusted combined segment EBITDA margin expansion 2016A – 2019.
3Value represents the aggregate change in market value of the total shares outstanding of Alcoa Inc. from March 18, 2009 through March 1, 2017, plus dividends. The value is calculated using the package value to Alcoa Inc. shareholders from March 18, 2009 through March 1, 2017. Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through October 31, 2016. From November 1, 2016 through March 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On November 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. retained 1 share of Arconic and received 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. Calculation based on closing prices and reflects Arconic analysis of Capital IQ data.

Cutting-Edge Innovation
Investing in R&D for a healthy pipeline of technology to create a successful future
Arconic is capable of producing 90% of structural and rotating parts in aero engines
Arconic invented more than 90% of all aluminum alloys that have flown.
47% lighter than steel equivalent, Arconic
Today, one out of three aluminum doors in North America are Arconic
Vote the White Card
Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.
Letters and Press Releases
May 4, 2017
Arconic Adds Two Exceptional Director Candidates to Company Slate, Bringing Valuable Aerospace Expertise

May 4, 2017
Arconic’s Board of Directors Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics
April 24, 2017
Arconic Postpones Annual Meeting; Is Willing to Nominate Two Elliott Director Nominees to Resolve Proxy Contest
April 17, 2017
Arconic Announces Leadership Change
April 11, 2017
Arconic Urges Shareholders to Ask Elliott Important Questions
April 10, 2017
Customers Endorse Arconic Management, Strategy
April 5, 2017
Arconic Board Issues New Letter to Shareholders

March 27, 2017
Arconic Highlights Board Strength, Management’s Record of Execution and Elliott Management’s Misunderstanding of Arconic’s Business
March 24, 2017
Arconic Board Affirms: Company has Right Leadership, Right Strategy to Deliver Shareholder Value
March 17, 2017
Letter to Shareholders: Protect the Value of Your Investment
March 13, 2017
Arconic Files Definitive Proxy Materials, Issues Open Letter to Shareholders: Vote the WHITE Proxy Card
March 2, 2017
Independent Directors of Arconic Board Publish New Letter to Shareholders
March 2, 2017
Arconic Announces Appointment of David P. Hess to Board of Directors

February 7, 2017
Arconic Comments on Elliott Management’s Multiple Restatements of its Own Financial Analysis
February 6, 2017
Independent Directors of Arconic Board Publish Letter to Shareholders
January 31, 2017
The 12 Independent Directors of Arconic – Three of Whom Were Nominated by Elliott – Support Arconic Management and Klaus Kleinfeld as Chairman and CEO

Presentations and Fact Sheets
Shareholder Value Creation of $8 Billion in 8 Years
May 8, 2017
8 Things You Should Know About Arconic
Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value

May 4, 2017
Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value
New Presentation for Arconic Investors
May 4, 2017
New Presentation for Arconic Investors
Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy
April 10, 2017
Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy
The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1

April 5, 2017
The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1
Keep Arconic Strong. Protect the Value of Your Investment.
March 31, 2017
Keep Arconic Strong.
Protect the Value of Your Investment.
Driving Value Through Focused Execution and Innovation
March 27, 2017
Driving Value Through Focused Execution and Innovation

Infographic
February 6, 2017
Arconic Information
News
From Weeks to Days, Our 3D Printing Tech Keeps Our Customers on the Cutting Edge
April 11, 2017
CNBC: 3D Printing Keeps Customers on the Cutting Edge
Nightly Business Report: Manufacturing Advances Cut Time and Costs
April 11, 2017
Nightly Business Report: Additive Manufacturing Cuts Time and Costs
(advance to 19:50)

Forward–Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial Measures
Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional Information
Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work
What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog
Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations
Join Us
News
Contact
Privacy|
Legal Notices|
Integrity Line|
Sitemap|
Copyright © 2017 Arconic|